Our Mission is to Develop Gene Therapies to Cure Blindness Diseases and Develop a Vaccine to Save Lives from COVID-19 NASDAQ: OCGN Corporate Deck: July 2021

1©2021 Ocugen. All Rights Reserved. Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

2©2021 Ocugen. All Rights Reserved. Ocugen Overview VACCINE • COVAXIN™: Whole-virion inactivated COVID-19 vaccine candidate (with adjuvant). Licensed rights from Bharat Biotech for the US and Canadian markets (currently received EUA in India). Standard vaccine storage condition (2-8°C) • Demonstrated 77.8% overall efficacy, 93.4% in severe COVID-19 disease (including hospitalization) and 65.2% efficacy against Delta variant in Phase 3 trial by Bharat Biotech • Phase 3 clinical trial enrolled 25,800 participants between 18-98 years of age, including 2,760 over the age of 60 and 7,058 with at least one pre-existing condition. Phase 1/2 enrolled 755 participants • Potential coverage against multiple protein antigens of the virus and potentially applicable to broader population, including 12– 17-year-olds (as seen in Phase 2 study) • Effectively neutralizes additional Kappa, Zeta, and Alpha variants of SARS-Cov-2 reducing the possibility of mutant virus escape • Rolling submission initiated with Health Canada (July 2021) MODIFIER GENE THERAPY PLATFORM • Potential for one product to treat many diseases & multi-factor approach (POC study results published in Nature) • OCU400 (AAV-hNR2E3): Orphan medicinal product designation for the treatment of both retinitis pigmentosa (RP) and Leber Congenital amaurosis (LCA) covering diseases caused by mutations in over 175 genes. Initiation of Phase 1/2a this year • OCU410 (AAV-hRORA): Potential to treat dry age-related macular degeneration (Dry AMD) through multi-factor treatment approach – initiation of Phase 1/2 in 2022 • Strategic manufacturing partnership with CanSinoBio (~$13B market cap) – sets clear path for critical manufacturing NOVEL BIOLOGIC • OCU200: Targeting major retinal diseases: Diabetic Macular Edema (DME), Diabetic Retinopathy (DR), and Wet Age-Related Macular Degeneration (Wet AMD) (estimated global market size over $10B) – initiation of Phase 1/2 in 2022 • Novel MoA: Potential to initially treat non-responders to anti-VEGF/ therapies (~50% of patients)

3©2021 Ocugen. All Rights Reserved. Leadership Team Sanjay Subramanian, MBA CFO and Head of Corporate Development Vijay Tammara, PhD SVP, Regulatory & Quality Jessica Crespo, CPA Corporate Controller and Treasurer Arun Upadhyay, PhD VP, Head of Research & Development Shankar Musunuri,PhD, MBA Chairman, CEO and Co-Founder Zara Gaudioso, SHRM-CP Head of Human Resources J.P. Gabriel SVP, Manufacturing & Supply Chain Bruce D. Forrest, MB, BS, MD, MBA Acting CMO Michael Shine, MBA SVP, Commercial

4©2021 Ocugen. All Rights Reserved. Scientific Advisory Boards Satish Chandran, PhD David Fajgenbaum, MD, MBA, MSc, FCPP Bruce D. Forrest, MB, BS, MD, MBA Catherine Pachuk, PhD Harvey Rubin, MD, PhD Susan Weiss, PhD Carl D. Regillo, MD, FACS Mark Pennesi, MD, PhD Geeta Lalwani, MDDavid Boyer, MD Retina Scientific Advisory Board Vaccine Scientific Advisory Board

5©2021 Ocugen. All Rights Reserved. Pipeline and Regulatory overview VACCINE MODIFIER GENE THERAPY PLATFORM NOVEL BIOLOGIC Asset/Program Indication NotesPhase COVAXIN™ Whole-Virion Inactivated Vaccine COVID-19 Phase 3* Rolling submission initiated with Health Canada (July 2021); Discussions with FDA ongoing OCU400 AAV-hNR2E3 OCU410 AAV-hRORA NR2E3 Mutation – Associated Retinal Degeneration** RHO Mutation – Associated Retinal Degeneration** CEP290 Mutation – Associated Retinal Degeneration** PDE6B Mutation – Associated Retinal Degeneration** Dry Age-Related Macular Degeneration (Dry AMD) OCU200 Transferrin – Tumstatin Diabetic Macular Edema Diabetic Retinopathy Wet Age-Related Macular Degeneration (Wet AMD) IND-Enabling IND-Enabling IND-Enabling IND-Enabling Preclinical Preclinical Preclinical Preclinical Orphan designation US & EU† ** No approved therapies exist https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment https://www.aao.org/eye-health/diseases/amd-treatment † EU orphan medicinal product designation for the treatment of both retinitis pigmentosa (RP) and Leber Congenital amaurosis (LCA) *Bharat Biotech-sponsored clinical trial

6 COVAXIN™ Whole-Virion Inactivated COVID-19 Vaccine Licensed from Bharat Biotech (BBIL) for the US and Canadian Markets

7©2021 Ocugen. All Rights Reserved. COVAXIN™ - Product Profile DOSE LEVEL and REGIMEN PRESENTATION STORAGE 0.5mL per dose suspension 2 Doses: Day 0 & Day 28 2°- 8°C (Expected shelf-life ~2 Yrs.) Room temp (25ºC): 3 Months 10 doses per vial PROPOSED INDICATION TARGET POPULATION 12 years of age and older Active Immunization to Prevent COVID- 19 caused by SARS-CoV-2 Whole virion inactivated SARS-CoV-2 (NIV-2020-770) Antigen concentration & Adjuvant: 6μg + Algel–IMDG(TLR7/8)

8©2021 Ocugen. All Rights Reserved. B Both humoral & cellular responses generated against multiple viral proteins Induces a Th1 response (cell-mediated immunity) Broad Spectrum Immune Response E Effective in neutralizing multiple variants, including rapidly-spreading Delta variant (65.2% efficacy) Potentially serve as a universal booster to minimize/eliminate viral escape and control the Pandemic Efficacy  77.8% Efficacy Demonstrated in Phase 3 Trial (93.4% against severe) S Proven technology platform and supply chain currently used for several licensed vaccines (Influenza, Polio, Rabies, JEV etc.). Historically demonstrated acceptable safety, tolerability and efficacy consistent with adults Safe in 12+ (Demonstrated in Phase 2 clinical trial) T Stable for 3 months at room temperature Can be stored in standard conditions (2°- 8°C) for several years. Can be stockpiled. Transportation and Storage Ease Why COVAXIN™ Designed to fill a significant unmet need in our North American arsenal of vaccines against COVID-19

9©2021 Ocugen. All Rights Reserved. Spike (S)Nucleocapsid (N) Membrane (M) Small membrane Protein (E) COVAXIN™ Presents Multiple Protein Targets to the Immune System Resulting in Broad Spectrum Response Spike (S) COVAXIN™ mRNA and Adenovirus-Based Vaccines COVAXIN™, an adjuvanted inactivated virus vaccine candidate, elicited strong IgG responses against spike (S1) protein, receptor-binding domain (RBD), and the nucleocapsid (N) protein of SARS-CoV-2 along with strong cellular responses

10©2021 Ocugen. All Rights Reserved. COVAXIN™ Developed and Manufactured by Bharat Biotech Established Robust Manufacturing Process for COVAXIN Ocugen licensed COVAXIN™ on the back of Bharat’s strong track record of developing & commercializing vaccines globally Inactivated Vero cell derived vaccines are proven, time-tested and long- lasting. A few include:

11©2021 Ocugen. All Rights Reserved. COVAXIN™ is Distinct Amongst Leading COVID-19 Vaccines and Select Vaccine Candidates in the United States and Canada Company Technology Antigen Status in US & Canada COVAXIN™ Inactivated SARS CoV-2 Virus, Aluminum hydroxide, TLR agonist Whole virus (Including S & N Proteins) Rolling submission initiated with Health Canada; BLA submission to be pursued in US Pfizer/ BioNTech Lipoplex of SARS CoV-2 S protein mRNA S protein EUA in US; Authorized by Interim Order in Canada Moderna Lipoplex of SARS CoV-2 S protein mRNA S protein EUA in US; Authorized by Interim Order in Canada AstraZeneca Non-replicating infectious Adenovirus S protein Authorized by Interim Order in Canada Johnson & Johnson Non-replicating infectious Adenovirus S protein EUA in US; Authorized by Interim Order in Canada

12©2021 Ocugen. All Rights Reserved. Technology Comparisons: Target Product Profile Characteristic mRNA Adeno- Based COVAXIN™ Acceptable Safety ✓ ✓ ✓ Neutralizing antibody response ✓ ✓ ✓+ Cellular responses against multiple viral antigens ✓ ✓ ✓+ Efficacy ✓ ✓ ✓+ Stability at 2-8oC X ✓ ✓ Multiple Viral Antigens X X ✓ “+” : B and T cell immune responses to multiple proteins, Safety and Efficacy in Phase 3 clinical trial by Bharat Biotech

13©2021 Ocugen. All Rights Reserved. COVAXIN™ Progress and Planned Milestones for North American Development Ocugen signs Definitive Agreement for COVAXIN™ in US 1H 2021 2H 2021 EUA in India Start of mass immunization Phase 3 Interim Analysis Results Establish COVAXIN™ Manufacturing in US • Phase 3 data analysis completed • Rolling submission initiated with Health Canada • BLA submission to be pursued in US; discussions ongoing to determine filing pathway • Initial US Supply from Partner, BBIL • Execute Tech Transfer to US Sites • Target 100M Doses/Year Starting 2021 Click to access publication Phase 3 Full Results Rolling submission initiated with Health Canada

14©2021 Ocugen. All Rights Reserved. FINAL Phase 3 Clinical Trial Results Demonstrate Protective Effect of COVAXIN™  Overall vaccine efficacy: 77.8% (95% CI: 65.2 – 86.4)  Efficacy against severe disease: 93.4% (95% CI: 57.1 – 99.8)  Efficacy against asymptomatic disease: 63.6% (95% CI: 29.0 – 82.4)  Safety outcomes: 12.4% reported adverse events (AE) in vaccine or placebo arms (p<0.05) • Most frequently reported systemic AEs included headache, followed by pyrexia, fatigue and myalgia • Serious AEs were reported by <0.5% of clinical trial participants  Demonstrated Efficacy against B.1.617.2 (Delta): 65.2% (95% CI: 33.1 – 83.0) • First Phase 3 clinical trial to include Delta variant data Fast facts of a double-blind, randomized, multicenter, Phase 3 clinical trial • Subjects recruited between November 2020 and January 2021 across 25 sites • 1:1 randomization among healthy adults (age 18-98 years) • n = 25,798 • Primary endpoint: Preventing symptomatic COVID-19 occurring at least 14 days after second dose • Secondary endpoint: Efficacy in subgroups based on age (18 - <60 years; ≥60 years) • Evaluated safety, reactogenicity and consistency of immune responses Source: Efficacy, safety, and lot to lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): a, double-blind, randomised, controlled phase 3 trial; Ella, Reddy, Blackwelder, Potdar, et al.; medRxiv 2021.06.30.21259439; accessed July 7, 2021

15©2021 Ocugen. All Rights Reserved. Phase 3: Study Outline

16©2021 Ocugen. All Rights Reserved. Phase 2: Study Results • 6µg +Algel-IMDG demonstrated high neutralizing Abs responses compared to 3µg + Algel-IMDG group • Mean GMT (95% CI) higher than human convalescent serum (HCS) • 6µg +Algel-IMDG (Covaxin™) selected for Phase 3 study

17©2021 Ocugen. All Rights Reserved. Phase 2: Study Results • High Seroconversion rates (>96%) in both MNT50 and PRNT50 measured up to day 56 • Induction of Th1 cell mediated immunity as measured by IFN-ƴ, IL-2, TNF-α • No vaccine-related severe or life- threatening adverse events reported to date Events Rate (%) CI Local 4.2% (1.8, 8.1) 95% Systemic 7.4% (4.1, 12.1) 95% Serious 0% Combined 10.3% (7.4, 13.8) 95% Safety

18©2021 Ocugen. All Rights Reserved. Additional Research Demonstrating Effect Against Multiple Variants  B.1.617 (India - Kappa)  B.1.1.7 (United Kingdom - Alpha)  B.1.1.28 (Brazil P2 - Zeta) • COVAXIN-vaccinated sera effectively neutralized several SARS-CoV-2 variants in an in-vitro plaque reduction neutralization assay • The study was conducted by Indian Council of Medical Research (ICMR)- National Institute of Virology • These studies suggest that COVAXIN vaccination may be effective against multiple SARS-CoV-2 variants.

19 Ocugen’s Modifier Gene Therapy Platform Breakthrough Technology Designed to Address Multiple Diseases with One Product Approach Complex Diseases Through Multiple Factors

20©2021 Ocugen. All Rights Reserved. Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina Smoother regulatory pathway due to ability to target multiple diseases with one product Ability to recoup development costs over multiple therapeutic indications Gene Augmentation: Transfer functional version of a non-functional gene into the target cells. Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina Traditional approach that targets one individual gene mutation at a time Regulatory pathway focused on specific product for one disease Longer time to recoup development costs Cell with mutated/ nonfunctioning gene X Cell with mutated/nonfunctioning gene(s) other than modifier gene Cell with normal function GENE X GENE X GENE X GENE X GENE X GENE X Normal gene X GENE X GENE M Modifier gene M Cell Cell Cell Cell GENE M GENE X Cell Cell We can address a number of diseases using the same Modifier Gene product. Traditional Gene Therapy ONE Disease Traditional Approach vs. Ocugen’s Novel Platform Rhodopsin Mutation-Associated Retinal Disease OCU400 Broad Spectrum Therapy for RPCEP290 Mutation-Associated Retinal Disease PDE6B Mutation-Associated Retinal Disease NR2E3 Mutation-Associated Retinal Disease

21©2021 Ocugen. All Rights Reserved. Why Target Nuclear Hormone Receptor Genes (NHRs)?  Modulators of retinal development & function  Act as “master genes” in the retina  Molecular reset of key transcription factors and associated gene networks – retinal homeostasis  Gene modifier concept including impact on clinical phenotypes is well known in other disease areas, CF and SMA * Inflammation & Cell Survival Phototransduction Metabolism Photoreceptor Development Cone Cell Development NR2E3 NR1D1 RORA Key Mutations: RGR, RHO, PDE6 Key Mutations: PRP16, OTX Key Mutations: GNB3, RP78, GNAT Key Mutations: PEX7 Key Mutations: NR2E3, RP68 * References: https://pubmed.ncbi.nlm.nih.gov/28556246/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526

22©2021 Ocugen. All Rights Reserved.  Efficacy results shown in 5 unique mouse models of RP  Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab  Study demonstrates potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP  Results show evidence of vision rescue in Early & Advanced Stages of disease https://www.nature.com/articles/s41434-020-0134-z Preclinical POC Data for Nr2e3 Published in Nature Gene Therapy  Important milestone for development of therapy; demonstrated proof of principle  Protection elicited in multiple animal models of degeneration caused by different mutations  Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset Nature Gene Therapy Publication

23©2021 Ocugen. All Rights Reserved. Human Diseases: Control PDE6b associated RP Rhodopsin associated adRP Leber Congenital Amaurosis Enhanced S-cone Syndrome • P0 single subretinal injection, evaluation 3-4 months post injection • rd1 evaluated one-month post injection ONL: Outer Nuclear Layer • P21 subretinal injection, evaluation 2–3 months post injection • Restored ONL photoreceptors morphology in rd7 • ONL cell layer change in rd7 model doesn’t progress until 4-5 mos. of age  Fundus images and ONL count show how single product recuses vision in multiple mutations https://www.nature.com/articles/s41434-020-0134-z OCU400 – Rescue in Early & Advanced Stage of Disease Early Stage Rescue Advanced Stage Rescue

24©2021 Ocugen. All Rights Reserved. ERG response: P0 single subretinal injection, evaluation 3-4 months post injection Human vision is enabled by three primary modes: • Photopic vision: Vision under well-lit conditions, which provides for color perception and functions primarily due to cone cells in the eye • Mesopic vision: A combination of photopic vision and scotopic vision in low lighting, which functions due to a combination of rod and cone cells in the eye • Scotopic vision: Monochromatic vision in very low light, which functions primarily due to rod cells in the eye https://www.nature.com/articles/s41434-020-0134-z OCU400 – Demonstrates Improved Vision Signals in Retina Electroretinogram (ERG) Response Reveals Rescue under Both Scotopic (dim-lit) as well as Photopic (well-lit) Conditions

25©2021 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z Study Results Confirm Overexpression of Nr2e3 by subretinal AAV8-Nr2e3 Injection Is Not Detrimental to Retina – No Off-Target Effects OCU400 – Demonstrated Safety in Mouse Model

26©2021 Ocugen. All Rights Reserved. Phase 2b/3Phase 1/2a NR2E3 RHO NR2E3 RHO CEP290 Potential Approval Proposed Broad RP Indication Phase 4 Commitments OCU400 NR2E3 Mutation-Enhanced S-cone Syndrome Rhodopsin Mutation-Associated Retinal Disease CEP290 Mutation-Leber Congenital Amaurosis Broad Spectrum Therapy for RP 2021 - 2022 2023 - 2025 2025/26 OCU400 – Clinical and Regulatory Strategy Planned Timeline  Successfully completed manufacturing at commercial scale (200L) at CanSinoBio to support clinical studies  Preclinical tox studies in-progress  On target to file IND in 2H21

27©2021 Ocugen. All Rights Reserved. Features OCU400 Traditional Gene Therapy Cell Therapy One product for many IRDs (including broad RP indication) Limited Technology established in the ocular disease space POC data in RP models with different genetic mutations Expected long-term outcome Potentially longer benefit due to promotion of homeostasis Potentially limited due to loss of retinal cells over time Not established Target Patient Population Large Small (specific to mutation) Variable Developmental cost Low (economies of scale) High (No economies of scale) High OCU400 – Competitive Overview Potential Competitors pursuing treatment of RP with Traditional Gene Therapy Potential Competitors pursuing treatment of RP with Cell Therapy

28©2021 Ocugen. All Rights Reserved. Dry AMD  Leads to irreversible blindness due to degeneration of the retina  ~9-10M patients in the U.S.  Currently no approved treatment for Dry AMD Contributing Factors  Aging  Genetics  Environmental Factors Normal Retina Dry AMD Oxidative Stress RORA Inflammation Lipid Peroxidation References: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures https://www.uniprot.org/uniprot/P35398#function https://pubmed.ncbi.nlm.nih.gov/21998696/ https://pubmed.ncbi.nlm.nih.gov/19786043/ OCU410 (AAV-RORA) – Dry Age-Related Macular Degeneration We Believe OCU410 Has the Potential to Address this Disease through its Multi-Factor Approach

29 OCU200: Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet Age-Related Macular Degeneration (Wet AMD) Novel Biologic Offering Benefits Beyond Anti-VEGF

30©2021 Ocugen. All Rights Reserved. DME  ~0.7M patients in the US* DR  ~7.7M patients in the US* Wet AMD  ~1.1M patients in the US*  OCU200 is a Transferrin-Tumstatin Fusion Protein • Tumstatin: Multiple MOAs for treatment and prevention of macular degeneration and neovascularization • Transferrin: Targets the site of action and improves uptake (better target engagement)  Integrin Targeting provides hope to these patients who are non-responders to current therapies  Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies  Significant global market potential ~50% of Patients DO NOT Respond to Anti-VEGF/Corticosteroids Therapies OCU200 – Potential to Treat DME, DR & Wet AMD OCU200 Provides Hope to All patients with DME, DR or Wet AMD https://www.gene.com/stories/retinal-diseases-fact-sheet https://www.brightfocus.org/macular/article/age-related-macular-facts-figures (*)

31©2021 Ocugen. All Rights Reserved. Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0 Wet AMD In-Vivo Laser-Induced Mouse CNV Model * indicates p<0.05 when compared to PBS and/or tumstatin treatment † indicates p<0.05 when compared to Avas n; CNV lesions measured on day 14 after treatment Wet AMD In-Vivo Laser-Induced Rat CNV Model AvastinOCU200TumstatinPBS DME/DR Oxygen-Induced Retinopathy (OIR) Mouse Model Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes * P < 0.05, ** P < 0.01 (n = 9-10 eyes per group) • Inhibits new blood vessel formation • Anti-inflammatory • Anti-oxidative OCU200 –Transferrin-Tumstatin Fusion Protein OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies -50 0 50 100 150 Neovascular area (normalized) N V ( % o f c on tr ol r et in a N V ) * ** **

32©2021 Ocugen. All Rights Reserved. Features OCU200 Anti-VEGF Anti-Integrin Reduces VEGF level/Fluid Selectively works on active endothelial cells (Neovascular) Activates native anti-angiogenic response Enhanced effective delivery through Transferrin Pro-apoptotic and anti-oxidative Dosing Frequency Expected once in 3 months 1-3 months 1-3 months (1) Approved (1) (1) (1) OCU200 – Distinct Mechanism of Action Potential Competitors pursuing treatment using Anti-VEGF approach Potential Competitors pursuing treatment using Anti-Integrin approach We believe OCU200 has the potential to become a disease modifying therapeutic for broader patient population

33©2021 Ocugen. All Rights Reserved. Key Inflection Points  COVAXIN™ - Vaccine candidate for the US and Canadian markets with potential for revenues this year Ophthalmology • Modifier Gene Therapy Platform has the potential for one product to treat many diseases • Novel biologic has the potential to treat anti-VEGF /corticosteroids non-responders (~50% of the patients) • Multiple near and mid-term milestones with plan to initiate four Phase 1/2 trials over next 18 months

A Bold Vision to Cure Blindness Diseases and Offer a Differentiated Vaccine to Save Lives from COVID-19 For more information, contact: IR@ocugen.com